SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - Retroactive adoption of IFRS 15 - Consolidated balance sheets (Details) - CAD ($) $ in Thousands	Dec. 31, 2017	Dec. 31, 2016
Other assets	$ 13,406	$ 16,864
Deferred income tax liability	646,158	525,535
Retained earnings	1,641,920	1,022,737
Increase (decrease) due to application of IFRS 15
Contract assets	183,611	155,790
Other assets	92,528	85,457
Deferred income tax liability	73,176	63,930
Retained earnings	$ 202,963	$ 177,317